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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                  June 29, 1998


                        DIAMOND MULTIMEDIA SYSTEMS, INC.
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               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)

       0-25580                                           77-0390654
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(Commission File No.)                       (IRS Employer Identification Number)



                              2880 Junction Avenue
                           San Jose, California 95134
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                    (Address of Principal Executive Offices)



                                 (408) 325-7000
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              (Registrant's Telephone Number, Including Area Code)



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Item 2. Acquisition and Disposition of Assets

        On June 29, 1998, pursuant to an Agreement and Plan of Merger, dated as of May 11, 1998, among Diamond Multimedia Systems, Inc. (the "Registrant" or "Diamond"), Boardwalk Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of Diamond ("Purchaser"), and Micronics, Computers, Inc., a Delaware corporation ("Micronics"), Diamond completed a tender offer for all of the outstanding shares of Common Stock of Micronics (the "Shares") and accepted for payment all shares tendered pursuant to the offer. The Shares were purchased on July 2, 1998. The consideration paid by Diamond in the tender was $2.45 per share net to the seller in cash and without interest thereon.

        On July 9, 1998 (the "Effective Date"), the merger between Purchaser and Micronics was effected pursuant to Section 253 of the Delaware Corporation Law by the execution and filing of a Certificate of Ownership and Merger with the Secretary of State of the State of Delaware. Pursuant to the merger, all shares not previously owned by Purchaser were automatically canceled and converted into the right to receive $2.45 per share in cash. Because Purchaser owned 11,616,380 Shares immediately prior to the Effective Date, representing at least 90% of the outstanding Shares, the merger did not require the approval of the remaining stockholders.

        The Registrant is engaged in the business of designing, developing, manufacturing and marketing multimedia and connectivity products for IBM-compatible personal computers and modems for Apple MacIntosh computers. Micronics is a supplier of advanced system boards for high-performance personal computers sold by original equipment manufacturers, distributors and value-added resellers, graphics accelerator products and the nucleus of "barebones" system products.

        The merger was structured to constitute a reorganization under Section 368 of the Internal Revenue Code of 1986, as amended, and will be treated by the Registrant as a "purchase" for accounting purposes.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (a) Financial Statements of Micronics

                  It is impracticable for the Registrant to provide audited financial statements of Micronics at this time. Such audited financial statements will be filed as soon as practicable, but not later than September 11, 1998.

        (b) Pro Forma Financial Information

                  It is impracticable for the Registrant to provide the level of pro forma financial information pursuant to Article 11 of Regulation S-X assuming a business combination between the Registrant and Micronics at this time. The required pro forma financial information will be filed as soon as practicable, but not later than September 11, 1998.


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        (c) Exhibits

         2.1* Agreement and Plan of Merger, by and among the Registrant, Purchaser and Micronics, dated as of May 11, 1998.

         2.2* Offer to Purchase for Cash all outstanding shares of Micronics at $2.45 per share by Purchaser, dated as of May 15, 1998.

         99.1*  Press Release by Registrant, dated June 29, 1998.

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*  Incorporated by reference to the Registrant's Tender Offer Statement on
   Schedule 14D-1 filed with the Commission on May 15, 1998, as amended.



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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     DIAMOND MULTIMEDIA SYSTEMS, INC.


Dated:  July 14, 1998                By:  /s/ JAMES M. WALKER
                                        ----------------------------
                                         James M. Walker
                                         Senior Vice President and
                                         Chief Financial Officer



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